                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-36800) and Form S-3 (File No. 333-36276).

McCLAIN & COMPANY, L.C.

Miami, Florida,
   February 26, 2001